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                               THE CRABBE HUSON FUNDS
   CRABBE HUSON REAL ESTATE INVESTMENT FUND (THE "REAL ESTATE INVESTMENT FUND")
                    CRABBE HUSON EQUITY FUND (THE "EQUITY FUND")
          CRABBE HUSON ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND")
                    CRABBE HUSON INCOME FUND (THE "INCOME FUND")
           CRABBE HUSON OREGON TAX-FREE FUND (THE "OREGON TAX-FREE FUND")
      CRABBE HUSON U.S. GOVERNMENT INCOME FUND (THE "GOVERNMENT INCOME FUND")
      CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (THE "MONEY MARKET FUND")

                            (COLLECTIVELY, THE "FUNDS")

Richard S. Huson is no longer actively involved in the portfolio management of the Funds. He remains an officer and director of the Funds.

Management of the Real Estate Investment Fund is handled on a day-to-day basis by a team consisting of John E. Maack and Michael B. Stokes. Mr. Stokes has been employed as an analytical assistant by the Adviser since 1996. Between 1994 and 1996, Mr. Stokes worked as a financial analyst for Salomon Brothers, Inc.

The portfolios of the Equity and Asset Allocation Funds are managed on a day-to-day basis by a team consisting of Mr. Maack, Marian L. Kessler, Robert E. Anton, Mr. Nisbet and Mr. Crabbe. Mr. Anton is coordinator of the team.